[LOGO]  THE
        BOND FUND
        FOR GROWTH

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                                   [ARTWORK]










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[LOGO] OppenheimerFunds(R)              Annual Report
                                        December 31, 1995

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                             To Fellow Shareholders
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[PHOTOGRAPH]




         January 29, 1996

         Dear Fellow Shareholder,

       The returns witnessed in the financial markets during 1995 were nothing less than exceptional. Almost all domestic stock indices hit new highs over the course of the year, including the Dow Jones Industrial Average which surpassed the never-before seen 5000 mark. The bond market also turned in a very strong performance as interest rates declined during the year and a slowing economy kept inflation in check.

       Fueled by the strong stock market and declining interest rates, convertible securities in general also performed quite well. The Bond Fund For Growth experienced one of its best years in recent memory, achieving strong capital appreciation and providing attractive income for its investors.

       As we move forward into 1996, we believe The Bond Fund For Growth will continue to be one of your best investment options for income and growth potential.

       Sincerely,


       /s/ Michael S. Rosen
       Michael S. Rosen
       Portfolio Manager

================================================================================
A Bond Fund With Real Growth Potential

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                               STANDARDIZED YIELD
                         For the 30 days ended 12/31/95(1)
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                       Class A      Class B       Class Y
                        5.29%        5.29%         5.97%
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According to Lipper Analytical Services, Inc., The Bond Fund For Growth is the
#1 performing convertible securities fund for both the 3- and 5-Year periods ended 12/31/95 based on the performance of its Class A Shares.(2)
--------------------------------------------------------------------------------


                         {5 star ranking] MORNINGSTAR(3)


1. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 12/31/95, divided by the maximum offering price at the end of the period, compounded semi-annually and then annualized. Falling net asset values will tend to artificially raise yields.

2. Source: Lipper Analytical Services, Inc., 12/31/95, an independent mutual fund monitoring service. The Bond Fund For Growth is characterized by Lipper as a Convertible Securities Fund. The Lipper total return rankings of the Fund's Class A Shares for the 3-year period included 21 convertible securities funds, and for the 5-year period included 18 convertible securities funds. Within the same category, performance of the Fund's Class A Shares was also ranked 4th out of 33 funds for the 1-year period. Lipper performance does not take sales charges into consideration and assumes the reinvestment of dividends and capital gains distributions.

3. Source: Morningstar Mutual Funds, 12/31/95. Morningstar, Inc., an independent mutual fund monitoring service, produces proprietary monthly rankings of funds in broad investment categories based on risk-adjusted investment returns, after considering the effect of sales charges and expenses. Investment return measures a fund's 3-,5- and 10-year average annual total returns in excess of 90 day U.S. Treasury bill returns. Risk measures a fund's performance below 90-day Treasury bill returns. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in a fund category. Five stars is the "highest" ranking (top 10%), 4 stars is "above average" (next 22.5%) and 1 star is the lowest (bottom 10%). THE BOND FUND FOR GROWTH IS CATEGORIZED AS A "HYBRID" FUND. THE 5-STAR CURRENT RANKING IS A WEIGHTED AVERAGE OF THE FUND'S 3- AND 5-YEAR RANKINGS, WHICH WERE 4 AND 5 STARS RESPECTIVELY, WEIGHTED 40%/60%. 212 AND 137 HYBRID FUNDS WERE RATED FOR THE 3- AND 5-YEAR PERIODS RESPECTIVELY. THIS MORNINGSTAR PROPRIETARY RATING REFLECTS HISTORICAL RISK-ADJUSTED PERFORMANCE AS OF DECEMBER 31, 1995. THE RATINGS ARE SUBJECT TO CHANGE EVERY MONTH.

Past performance is not predictive of future investment results. Investment return and principal value on an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                            THE BOND FUND FOR GROWTH

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                  Management's Discussion of Fund Performance
--------------------------------------------------------------------------------

     January 29, 1996

     The convertible market in general and The Bond Fund For Growth in particular benefited from a number of identifiable trends in 1995. Small to mid-sized capitalization companies, which comprise a significant portion of issuers of convertible securities, produced stellar gains during 1995 despite lagging large capitalization stocks in the fourth quarter of the year. Convertibles also benefited throughout 1995 from a favorable supply/demand environment. New convertible issuance, though strong, was not able to keep pace with conversions and redemptions of outstanding securities which created considerable excess demand for convertibles throughout the year.

     The Bond Fund For Growth continued to receive healthy inflows of new money over the course of the year. In fact, during 1995, assets in The Bond Fund For Growth doubled to end the year at $276 million. A significant positive consequence of the Fund's growth in assets is a corresponding decline in the per share operating expenses. We are pleased that a growing number of investors are beginning to recognize that a fund comprised of convertible securities can be an integral part of their portfolio designed to meet long term growth and income objectives.

     We have been able to put these new cash inflows to work in the convertible market using our traditional "bargain hunting" strategy which involves the purchase of existing convertibles as well as participation in a number of attractive new issues brought to market during the year. At year end, the Fund's portfolio is comprised of more than 150 securities.

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                             TOTAL RETURN (12/31/95)
--------------------------------------------------------------------------------
                                AVERAGE ANNUAL                CUMULATIVE
                                 NAV       MOP               NAV        MOP
--------------------------------------------------------------------------------
   Class A
   1 Year                       26.00%    21.91%            26.00%     21.91%
   5 Year                       20.55%    19.77%           154.62%    146.49%

Life of Fund                    10.36%     9.97%           156.79%    148.34%
  (9.57 yr)
--------------------------------------------------------------------------------
   Class B
Life of Fund                    15.09%    11.59%            15.09%     11.59%
  (.667 yr)
--------------------------------------------------------------------------------
   Class Y
Life of Fund                    15.42%    15.42%            15.42%     15.42%
  (.667 yr)
--------------------------------------------------------------------------------

For periods ended 12/31/95. All returns include changes in share price and assume reinvestment of dividends and capital gains at net asset value. NAV stands for Net Asset Value and returns at NAV do not reflect payment of sales charges. Returns at Maximum Offering Price (MOP) reflect payment of the maximum sales charge. The maximum sales charge for Class A Shares is 3.25%. Performance of Class B Shares reflects the deduction of the contingent deferred sales charge
(CDSC) of 3.5%, which is applicable on all share redemptions during the first year, and declines thereafter as detailed in the prospectus. While all classes have the same investment portfolio, the performance of Class B Shares and Class Y Shares will differ from that of Class A Shares primarily due to the different expenses the classes of shares incur. Class B Shares and Class Y Shares were introduced on May 1, 1995. Class A Shares have an inception date of June 3, 1986.

           THE VALUE OF $10,000 INVESTED IN YOUR FUND COMPARED TO THE
                GOLDMAN SACHS CONVERTIBLE 100 INDEX AND THE CPI

 [The following table was represented by a line chart in the printed material.]

The Value of $10,000 Invested in The Bond Fund For Growth compared to the Goldman Sachs Convertible 100 Index and the CPI

The Bond Fund For Growth -- Class A       $24,916
The Bond Fund For Growth -- Class B       $11,135
The Bond Fund For Growth -- Class Y       $11,561
Goldman Sachs Convertible 100 Index       $23,174
Consumer Price Index (CPI)                $14,000

This graph shows the performance of a hypothetical $10,000 investment in shares of the Fund held since June 30, 1986. The Fund's performance is compared to the performance of the Goldman Sachs Convertible 100 Index, an unmanaged index of convertible securities. The unmanaged Index also has no ongoing management expenses and incurs no transaction costs or operating expenses, which are an integral part of mutual fund operations. None of the data shown considers the effect of taxes. Moreover, the index performance data does not reflect any assessment of the risk of investments included in the Index. The Fund's total return figure assumes payment of the 3.25% maximum sales charge and reflects all Fund expenses. It assumes that dividends and capital gains have been reinvested. Past performance is not predictive of future investment results. An investor cannot purchase the Index directly.

The graph also compares the Fund's performance to the Consumer Price Index
(CPI), a measure of inflation. It indicates that, for the period referenced, the Fund has kept the purchasing power of your investment (on a total return basis) well ahead of inflation, which should be an important consideration for investors.



                            THE BOND FUND FOR GROWTH

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (continued)
--------------------------------------------------------------------------------

     We believe another important factor which contributed to the Fund's performance during the year results from our management style which emphasizes consideration of a broad spectrum of issues regardless of industry sector or capitalization. We also conduct intense analysis of individual securities while purposefully avoiding industry group allocation targets or market timing strategies. The Fund seeks to provide competitive total returns by identifying companies within the convertible universe which have strong long term growth prospects. We look for securities which have, in our opinion, favorable risk/reward profiles.

     After such a strong 1995, our outlook for 1996 is decidedly more cautious on both stocks and bonds. This strikes us as a good time for convertibles. The versatility and hedge characteristics of convertibles offer investors a myriad of ways to tailor a portfolio to specific goals and market expectations. Convertibles not only provide some downside protection in declining markets, but may also offer attractive upside participation in times of rising markets like 1995.

     We believe that inflation pressures will remain fairly subdued and economic growth will be moderate in the coming year. In such an environment, the Federal Reserve Board might be inclined to lower interest rates in an effort to maintain a satisfactory level of economic growth. However, if Congress and the White House fail to come up with a credible resolution to the budget dilemma, interest rates might well be negatively impacted as the year progresses. The dollar should remain firm as world financial markets reward U.S. steps toward fiscal responsibility and the Federal Reserve's inflation control. The Fund's emphasis on higher yielding convertibles, we believe, will help the Fund regardless of the movement in the markets.(1)




1. Lower rated, higher yielding securities generally pose a greater risk to principal than higher rated securities. They are rated lower because there is a greater possibility that negative changes in the issuer's business condition or in general economic conditions may hinder the issuer's ability to pay principal and interest on securities.



                            THE BOND FUND FOR GROWTH

The Bond Fund For Growth
Portfolio of Investments
December 31, 1995

  Par Value/                                                                          Interest        Maturity            Market
  Shares         Security Description                                                   Rate            Date              Value
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE DEBT  -  86.3%
  Banks-Other Major  - 2.3%
    $  500,000   Bangkok Bank Public Co. Ltd. (a) (d)                                   3.25%          03/03/04        $   532,500
    $5,000,000   Mitsubishi Bank, Ltd.                                                  3.00%          11/30/02          5,775,000
                                                                                                                       -----------
                 Total                                                                                                 $ 6,307,500
------------------------------------------------------------------------------------------------------------------------------------
  Banks-Regional - 1.2%
    $2,977,000   First Republic Bancorp Inc.                                            7.25%          12/01/02        $ 3,192,832
------------------------------------------------------------------------------------------------------------------------------------
  Biotechnology - 1.3%
    $1,750,000   Chiron Corp. (d)                                                       1.90%          11/17/00          1,788,273
        15,000   Lehman Brothers Holdings Inc. - Amgen Inc. YEELDS                      6.50%          01/15/97(g)         915,000
        14,000   Salomon Inc. - Amgen Inc. ELKS                                         6.50%          02/01/97(g)         909,118
                                                                                                                       -----------
                 Total                                                                                                 $ 3,612,391
------------------------------------------------------------------------------------------------------------------------------------
  Broadcasting - 1.0%
    $1,505,000   Rogers Communications, Inc. LYONS                                      0.00%          05/20/13            522,987
    $2,050,000   Scandinavian Broadcasting System SA                                    7.25%          08/01/05          2,103,812
                                                                                                                       -----------
                 Total                                                                                                 $ 2,626,799
------------------------------------------------------------------------------------------------------------------------------------
  Building Materials - 2.8%
    $6,000,000   Cemex, S.A. de C.V.                                                    4.25%          11/01/97          5,073,720
    $4,500,000   Empresas ICA Sociedad Controladora, S.A. de C.V.                       5.00%          03/15/04          2,370,915
    $  500,000   Nippon Denro Ispat Ltd. (a) (d)                                        3.00%          04/01/01            280,625
                                                                                                                       -----------
                 Total                                                                                                 $ 7,725,260
------------------------------------------------------------------------------------------------------------------------------------
  Computer Hardware - 7.0%
    $  300,000   Comptronix Corp.                                                       6.75%          03/01/02            152,250
    $3,425,000   Conner Peripherals, Inc.                                               6.50%          03/01/02          3,476,375
    $2,000,000   EMC Corp.                                                              4.25%          01/01/01          1,998,120
    $  450,000   SubMicron Systems Corp. (a) (b) (e)                                    9.00%          12/15/97            427,262
    $6,000,000   Telxon Corp. (d)                                                       5.75%          01/01/03          6,435,000
    $  400,000   Telxon Corp.                                                           7.50%          06/01/12            415,000
    $7,200,000   Unisys Corp.                                                           8.25%          08/01/00          6,403,464
                                                                                                                       -----------
                 Total                                                                                                 $19,307,471
------------------------------------------------------------------------------------------------------------------------------------
  Computer Software - 3.5%
    $3,117,000   MacNeal-Schwendler Corp.                                              7.875%          08/18/04          3,586,483
        15,000   Salomon Inc. - Microsoft Corp. ELKS                                   5.000%          11/01/96(g)       1,560,000
    $4,000,000   SoftKey International Inc. (d)                                        5.500%          11/01/00          3,005,000
    $2,000,000   Spectrum Holobyte, Inc. (d)                                           6.500%          09/15/02          1,470,000
                                                                                                                       -----------
                 Total                                                                                                 $ 9,621,483
------------------------------------------------------------------------------------------------------------------------------------
  Conglomerates - 0.9%
    $2,500,000   Alfa, S.A. de C.V. (d)                                                 8.00%          09/15/00        $ 2,423,425
------------------------------------------------------------------------------------------------------------------------------------
  Drugs  - 1.7%
        10,000   Bear Stearns Cos. Inc. - Merck & Co., Inc. CHIPS                       5.50%          02/11/97(g)         455,000
    $  500,000   IVAX Corp. (d)                                                         6.50%          11/15/01            531,560
    $  900,000   MEDIQ Inc. (NutraMax Products, Inc.)                                   7.50%          07/15/03            713,250
    $2,000,000   Sandoz AG (d)                                                          2.00%          10/06/02          1,895,000
    $1,000,000   Sepracor Inc. (d)                                                      7.00%          12/01/02          1,122,500
                                                                                                                       -----------
                 Total                                                                                                 $ 4,717,310
------------------------------------------------------------------------------------------------------------------------------------
  Electrical Equipment - 6.5%
    $  500,000   Aeroflex, Inc.                                                         7.50%          06/15/04            496,250
    $2,000,000   California Microwave, Inc.                                             5.25%          12/15/03          1,700,000
    $1,000,000   Cooper Industries, Inc.                                                7.05%          01/01/15          1,030,000
    $3,331,000   Ducommun Inc.                                                          7.75%          03/31/11          3,564,170
    $5,500,000   General Instrument Corp.                                               5.00%          06/15/00          6,001,875

  Par Value/                                                                          Interest        Maturity            Market
  Shares         Security Description                                                   Rate            Date              Value
------------------------------------------------------------------------------------------------------------------------------------
  Electrical Equipment - (continued)
    $2,500,000   MagneTek, Inc.                                                         8.00%          09/15/01        $ 2,231,250
    $1,800,000   Porta Systems Corp. (a) (c)                                            6.00%          07/01/02            603,000
    $2,440,000   Recognition International, Inc.                                        7.25%          04/15/11          2,232,600
                                                                                                                       -----------
                 Total                                                                                                 $17,859,145
------------------------------------------------------------------------------------------------------------------------------------
  Electronics-Instruments - 11.7%
    $5,000,000   ADT Operations, Inc. (ADT Ltd.) LYONS                                  0.00%          07/06/10          2,382,800
    $2,500,000   Audiovox Corp.                                                         6.25%          03/15/01          1,568,750
    $  355,000   Aurora Electronics, Inc.                                               7.75%          04/15/01            227,200
    $1,500,000   Emerson Radio Corp. (a)                                                8.50%          08/15/02          1,095,000
    $2,250,000   Laidlaw Inc. (ADT Ltd.) (d)                                            6.00%          01/15/99          2,683,125
    $7,000,000   Thermo Electron Corp. (d)                                              4.25%          01/01/03          7,621,250
    $8,155,000   Thermo Optek Corp. (d)                                                 5.00%          10/15/00          8,562,750
    $5,335,000   ThermoQuest Corp. (d)                                                  5.00%          08/15/00          5,601,750
    $2,500,000   Zenith Electronics Corp. (d)                                           8.50%          11/19/00          2,518,750
                                                                                                                       -----------
                 Total                                                                                                 $32,261,375
------------------------------------------------------------------------------------------------------------------------------------
  Electronics-Semi-Conductors - 2.0%
    $5,000,000   Integrated Device Technology, Inc.                                     5.50%          06/01/02          4,112,500
    $1,500,000   Xilinx, Inc.                                                           5.25%          11/01/02          1,366,875
                                                                                                                       -----------
                 Total                                                                                                 $ 5,479,375
------------------------------------------------------------------------------------------------------------------------------------
  Entertainment - 2.5%
    $3,000,000   Discovery Zone, Inc. LYONS                                             0.00%          10/14/13            787,500
    $2,000,000   Hasbro, Inc.                                                           6.00%          11/15/98          2,190,000
    $3,919,100   Time Warner, Inc.                                                      8.75%          01/10/15          4,061,167
                                                                                                                       -----------
                 Total                                                                                                 $ 7,038,667
------------------------------------------------------------------------------------------------------------------------------------
  Fertilizers - 0.5%
    $  980,000   IMC Global, Inc. (f)                                                   6.25%          12/01/01        $ 1,265,425
------------------------------------------------------------------------------------------------------------------------------------
  Finance Companies - 0.4%
    $1,850,000   Lomas Financial Corp. (a) (c)                                          9.00%          10/31/03            146,261
        17,000   Merrill Lynch & Co., Inc.
                   (MGIC Investment Corp.) STRYPES                                      6.50%          08/15/98(g)         881,875
                                                                                                                       -----------
                 Total                                                                                                 $ 1,028,136
------------------------------------------------------------------------------------------------------------------------------------
  Foods - 1.2%
    $3,405,000   Chock Full O' Nuts Corp.                                               8.00%          09/15/06        $ 3,217,725
------------------------------------------------------------------------------------------------------------------------------------
  Home Builders - 2.4%
    $2,000,000   Continental Homes Holding Corp.                                       6.875%          11/01/02          2,377,500
    $2,750,000   Engle Homes, Inc.                                                      7.00%          03/01/03          2,413,125
    $1,940,000   U.S. Home Corp.                                                       4.875%          11/01/05          1,872,100
                                                                                                                       -----------
                 Total                                                                                                 $ 6,662,725
------------------------------------------------------------------------------------------------------------------------------------
  Hospital Management - 1.9%
    $2,165,000   Beverly Enterprises, Inc.                                              5.50%          08/01/18          2,062,162
    $  700,000   Integrated Health Services, Inc.                                       5.75%          01/01/01            706,125
    $1,900,000   Pacific Physicians Services, Inc.                                      5.50%          12/15/03          1,837,053
    $  625,000   TheraTx, Inc. (d)                                                      8.00%          02/01/02            575,781
                                                                                                                       -----------
                 Total                                                                                                 $ 5,181,121
------------------------------------------------------------------------------------------------------------------------------------
  Hospital-Supplies - 1.6%
    $3,500,000   Fisher Scientific International Inc.                                   4.75%          03/01/03          3,747,170
    $  500,000   Maxxim Medical, Inc.                                                   6.75%          03/01/03            526,250
    $  500,000   Physicians Clinical Laboratory, Inc. (a) (c) (d)                       7.50%          08/15/00             45,000
                                                                                                                       -----------
                 Total                                                                                                 $ 4,318,420
------------------------------------------------------------------------------------------------------------------------------------
  Insurance-Casualty - 2.4%
    $4,000,000   Chubb Corp.                                                            6.00%          05/15/98          4,495,000
    $2,000,000   Trenwick Group Inc.                                                    6.00%          12/15/99          2,300,000
                                                                                                                       -----------
                 Total                                                                                                 $ 6,795,000
------------------------------------------------------------------------------------------------------------------------------------

  Par Value/                                                                          Interest        Maturity            Market
  Shares         Security Description                                                   Rate            Date              Value
------------------------------------------------------------------------------------------------------------------------------------
  Insurance-Multiline - 2.0%
    $4,110,000   Old Republic International Corp.                                       5.75%          08/15/02        $ 5,628,111
------------------------------------------------------------------------------------------------------------------------------------
  Leisure Time - 4.3%
    $2,415,000   Bell Sports Corp.                                                      4.25%          11/15/00          1,691,997
    $1,500,000   Microtel Franchise & Development Corp. (a) (b) (e)                     8.00%          02/01/04          3,112,500
    $1,500,000   Microtel Franchise & Development Corp. (a) (b) (e)                     8.00%          02/01/05          3,112,500
    $  350,000   Travel Ports of America, Inc. (a) (b)                                  8.50%          01/15/05            361,371
    $1,750,000   Travel Ports of America, Inc. (a) (b) (d)                              8.50%          01/15/05          1,806,858
    $2,000,000   WMS Industries Inc.                                                    5.75%          11/30/02          1,720,000
                                                                                                                       -----------
                 Total                                                                                                 $11,805,226
------------------------------------------------------------------------------------------------------------------------------------
  Machinery-Industrial/Specialty - 3.8%
    $3,130,000   Mascotech, Inc.                                                        4.50%          12/15/03          2,449,225
    $  500,000   Park-Ohio Industries, Inc.                                             7.25%          06/15/04            505,000
    $5,154,000   Raymond Corp.                                                          6.50%          12/15/03          7,164,060
    $  500,000   Varlen Corp.                                                           6.50%          06/01/03            505,935
                                                                                                                       -----------
                 Total                                                                                                 $10,624,220
------------------------------------------------------------------------------------------------------------------------------------
  Merchandising-Drug - 0.6%
    $3,000,000   Rite Aid Corp.                                                         0.00%          07/24/06        $ 1,673,430
------------------------------------------------------------------------------------------------------------------------------------
  Merchandising-Specialty - 2.7%
    $2,800,000   Ben Franklin Retail Stores, Inc.                                       7.50%          06/01/03          1,863,736
    $  400,000   Eagle Hardware & Garden, Inc.                                          6.25%          03/15/01            287,500
    $1,385,000   General Host Corp.                                                     8.00%          02/15/02          1,121,850
    $2,000,000   Lechters, Inc.                                                         5.00%          09/27/01          1,190,000
    $2,050,000   Michaels Stores, Inc.                                                  4.75%          01/15/03          1,609,250
    $  500,000   Pier 1 Imports, Inc. (General Host Corp.) (a) (d)                      8.50%          12/01/00            420,000
    $1,500,000   Sports & Recreation, Inc.                                              4.25%          11/01/00          1,038,750
                                                                                                                       -----------
                 Total                                                                                                 $ 7,531,086
------------------------------------------------------------------------------------------------------------------------------------
  Metals-Miscellaneous - 0.2%
    $  500,000   GE Capital Corp. Global Medium-Term Notes (a) (d)                      2.50%          02/14/97        $   512,500
------------------------------------------------------------------------------------------------------------------------------------
  Miscellaneous Consumer Staples - 1.5%
    $2,000,000   Olsten Corp. (The) (f)                                                4.875%          05/15/03          2,340,000
    $2,000,000   Pharmaceutical Marketing Services, Inc.                                6.25%          02/01/03          1,810,000
                                                                                                                       -----------
                 Total                                                                                                 $ 4,150,000
------------------------------------------------------------------------------------------------------------------------------------
  Miscellaneous Transportation - 0.3%
    $  750,000   CareLine, Inc. (Laidlaw Inc.)                                          8.00%          05/01/01        $   845,625
------------------------------------------------------------------------------------------------------------------------------------
  Oil-Integrated Domestic - 0.6%
    $  750,000   Oryx Energy Co.                                                        7.50%          05/15/14            673,125
    $1,000,000   USX - US Steel Group, Inc.\USX - Marathon Group                        7.00%          06/15/17            950,620
                                                                                                                       -----------
                 Total                                                                                                 $ 1,623,745
------------------------------------------------------------------------------------------------------------------------------------
  Paper & Forest Products - 2.3%
    $6,295,000   Repap Enterprises, Inc.                                                8.50%          08/01/97        $ 6,287,131
------------------------------------------------------------------------------------------------------------------------------------
  Pollution Control - 1.3%
        35,000   Browning-Ferris Industries, Inc. ACES-a                                7.25%          06/30/98(g)       1,098,125
    $  458,000   Roy F. Weston, Inc.                                                    7.00%          04/15/02            403,040
    $2,466,000   WMX Technologies, Inc.                                                 2.00%          01/24/05          2,120,760
                                                                                                                       -----------
                 Total                                                                                                 $ 3,621,925
------------------------------------------------------------------------------------------------------------------------------------
  Publishing & Printing - 2.0%
    $  750,000   Graphic Industries, Inc.                                               7.00%          05/15/06            703,125
    $1,132,000   National Education Corp.                                               6.50%          05/15/11            803,720
    $1,210,000   Scantron Corp. (John H. Harland Co.)                                   6.75%          06/01/11          1,179,750
    $3,000,000   Thomas Nelson, Inc.                                                    5.75%          11/30/99          2,906,250
                                                                                                                       -----------
                 Total                                                                                                 $ 5,592,845
------------------------------------------------------------------------------------------------------------------------------------

  Par Value/                                                                          Interest        Maturity            Market
  Shares         Security Description                                                   Rate            Date              Value
------------------------------------------------------------------------------------------------------------------------------------
  Real Estate  - 1.9%
    $2,000,000   Henderson Capital International Ltd.                                   5.00%          10/27/96        $ 2,057,500
    $  500,000   Hysan Development Co. Ltd. (a) (d)                                     6.75%          06/01/00            535,000
    $2,885,000   Patten Corp.                                                           8.25%          05/15/12          2,603,713
                                                                                                                       -----------
                 Total                                                                                                 $ 5,196,213
------------------------------------------------------------------------------------------------------------------------------------
  Restaurants - 1.4%
    $3,000,000   Flagstar Cos. Inc.                                                    10.00%          11/01/14          1,672,500
    $2,000,000   Grand Metropolitan PLC (d)                                             6.50%          01/31/00          2,323,740
                                                                                                                       -----------
                 Total                                                                                                 $ 3,996,240
------------------------------------------------------------------------------------------------------------------------------------
  Telecommunications - 1.6%
    $2,500,000   Compania Telecomunicacion Chile SA                                     4.50%          01/15/03          2,781,250
        10,000   First Chicago NBD Corp.
                   (Nextel Communications, Inc.) DECS                                   5.50%          02/15/97(g)         180,000
        25,000   Sprint Corp. (Southern New England
                   Telecommunications Corp.) DECS                                       8.25%          03/31/00(g)         950,000
    $  500,000   Telekom Malaysia Berhad (a) (d)                                        4.00%          10/03/04            487,500
                                                                                                                       -----------
                 Total                                                                                                 $ 4,398,750
------------------------------------------------------------------------------------------------------------------------------------
  Textile-Apparel & Products - 2.4%
    $5,000,000   Danskin, Inc. (a) (b) (e)                                              8.00%          09/01/02        $ 6,845,250
------------------------------------------------------------------------------------------------------------------------------------
  Tobacco - 1.2%
    $  300,000   Dimon, Inc.                                                            7.75%          09/30/06            397,197
    $4,334,000   Standard Commercial Corp.                                              7.25%          03/31/07          3,066,305
                                                                                                                       -----------
                 Total                                                                                                 $ 3,463,502
------------------------------------------------------------------------------------------------------------------------------------
  Utilities-Electric - 1.4%
    $3,753,000   AES Corp.                                                              6.50%          03/15/02        $ 3,935,959
------------------------------------------------------------------------------------------------------------------------------------
  Total convertible debt (cost $228,952,658)                                                                          $238,373,343
====================================================================================================================================

                                                                                     Annual                               Market
    Shares       Security Description                                               Dividend                              Value
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 14.2%
  Aerospace/Defense - 0.3%
        20,000   Kaman Corp. Series 2                                               $   3.25                           $   957,500
------------------------------------------------------------------------------------------------------------------------------------
  Automobiles - 0.1%
         2,000   Ford Motor Co. Series A                                            $   4.20                           $   189,500
------------------------------------------------------------------------------------------------------------------------------------
  Banks-Regional - 0.1%
         7,500   Mid Am, Inc. Series A                                              $ 1.8125                           $   274,215
------------------------------------------------------------------------------------------------------------------------------------
  Building Materials - 1.8%
        85,000   Owens-Corning Capital L.L.C. MIPS (d)                              $   3.25                           $ 5,084,020
------------------------------------------------------------------------------------------------------------------------------------
  Chemicals - 0.0%
         2,150   LSB Industries, Inc. Series 2                                      $   3.25                           $    72,025
------------------------------------------------------------------------------------------------------------------------------------
  Computer Hardware - 0.1%
        82,020   Comptronix Corp. Series A                                              6.00%                          $   287,070
------------------------------------------------------------------------------------------------------------------------------------
  Conglomerates - 0.7%
        15,000   Alco Standard Corp. ACES-b                                         $   5.04                             1,282,500
        15,000   Corning Delaware, L.P. MIPS                                        $   3.00                               755,625
                                                                                                                       -----------
                 Total                                                                                                 $ 2,038,125
------------------------------------------------------------------------------------------------------------------------------------
  Finance Companies - 1.6%
        70,000   Phoenix Duff & Phelps Corp. Series A                               $   1.50                             1,767,500
        30,000   Travelers Group, Inc. Series B (f)                                 $   2.75                             2,617,500
                                                                                                                       -----------
                 Total                                                                                                 $ 4,385,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     Annual                               Market
    Shares       Security Description                                               Dividend                              Value
------------------------------------------------------------------------------------------------------------------------------------
  Insurance-Casualty - 0.5%
        25,000   St. Paul Capital L.L.C. MIPS                                       $   3.00                           $ 1,406,250
------------------------------------------------------------------------------------------------------------------------------------
  Insurance-Life - 0.2%
         8,000   Conseco, Inc. Series D                                             $   3.25                           $   424,000
------------------------------------------------------------------------------------------------------------------------------------
  Insurance-Miscellaneous - 0.3%
        15,000   Alexander & Alexander Services, Inc. (d)                           $  3.625                           $   729,375
------------------------------------------------------------------------------------------------------------------------------------
  Metals-Steel - 0.5%
        30,000   WHX Corp. Series B                                                 $   3.75                           $ 1,275,000
------------------------------------------------------------------------------------------------------------------------------------
  Miscellaneous Capital Goods-Technology - 0.0%
        20,000   KENETECH Corp. PRIDES                                              $   1.67                           $    35,620
------------------------------------------------------------------------------------------------------------------------------------
  Oil & Gas Products - 0.6%
        85,000   ICO, Inc.                                                          $ 1.6875                           $ 1,734,510
------------------------------------------------------------------------------------------------------------------------------------
  Paper & Forest Products - 1.1%
        40,000   International Paper Co.                                            $  2.625                             1,812,480
         5,000   James River Corp. Series K                                         $  3.375                               230,625
        18,600   James River Corp. Series L                                         $  3.500                               862,575
                                                                                                                       -----------
                 Total                                                                                                 $ 2,905,680
------------------------------------------------------------------------------------------------------------------------------------
  Pollution Control - 0.4%
        65,000   International Technology Corp.                                     $   1.75                           $ 1,145,625
------------------------------------------------------------------------------------------------------------------------------------
  Real Estate - 0.5%
       110,000   Capstead Mortgage Corp. Series B                                   $   1.26                           $ 1,430,000
------------------------------------------------------------------------------------------------------------------------------------
  Savings & Loan - 3.6%
        89,000   ONBANCorp, Inc. Series B                                           $ 1.6875                             2,497,518
       176,840   RCSB Financial, Inc. Series B (f)                                  $   1.75                             6,531,939
        17,500   Sovereign Bancorp, Inc. Series B                                   $  3.125                             1,000,773
                                                                                                                       -----------
                 Total                                                                                                 $10,030,230
------------------------------------------------------------------------------------------------------------------------------------
  Telecommunications - 0.1%
         4,000   Philippine Long Distance Telephone Co. Series III                  $   3.50                           $   208,248
------------------------------------------------------------------------------------------------------------------------------------
  Tobacco - 1.1%
       483,900   RJR Nabisco Holdings Corp. PERCS                                   $0.60125                           $ 3,084,862
------------------------------------------------------------------------------------------------------------------------------------
  Truckers - 0.6%
        50,000   Arkansas Best Corp. Series A                                       $  2.875                           $ 1,581,250
------------------------------------------------------------------------------------------------------------------------------------
  Total convertible preferred stocks (cost $36,798,972)                                                                $39,278,105
====================================================================================================================================

                                                                                                                          Market
    Shares       Security Description                                                                                     Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS  - 3.4%
  Banks-Regional  - 0.2%
        13,910   Fleet Financial Group, Inc. (f)                                                                      $    566,833
------------------------------------------------------------------------------------------------------------------------------------
  Computer Hardware - 0.0%
        27,000   SubMicron Systems Corp., warrants, strike $14.00,
                   Expires 12/13/00 (a) (b) (e)                                                                       $     49,059
------------------------------------------------------------------------------------------------------------------------------------
  Drugs - 0.4%
        10,020   American Home Products Corp. (f)                                                                     $    971,940
------------------------------------------------------------------------------------------------------------------------------------
  Insurance-Casualty - 0.5%
        30,001   Orion Capital Corp.                                                                                  $  1,301,293
------------------------------------------------------------------------------------------------------------------------------------
  Hospital Management - 0.2%
         9,100   Columbia/HCA Healthcare Corp. (f)                                                                    $    461,825
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          Market
    Shares       Security Description                                                                                     Value
------------------------------------------------------------------------------------------------------------------------------------
  Leisure Time - 0.0%
         5,000   Travel Ports of America, Inc., warrants, strike $3.60,
                   Expires 01/15/05 (b)                                                                               $      4,235
------------------------------------------------------------------------------------------------------------------------------------
  Miscellaneous-Financial - 1.0%
        63,159   SunAmerica, Inc.                                                                                     $  3,000,066
------------------------------------------------------------------------------------------------------------------------------------
  Paper & Forest Products - 0.2%
         9,272   Federal Paper Board Co., Inc.                                                                        $    480,985
------------------------------------------------------------------------------------------------------------------------------------
  Savings & Loan - 0.2%
        17,588   Progressive Bank, Inc.                                                                               $    507,854
------------------------------------------------------------------------------------------------------------------------------------
  Tobacco -  0.7%
        22,000   Philip Morris Cos., Inc. (f)                                                                         $  1,991,000
------------------------------------------------------------------------------------------------------------------------------------
  Total common stocks and warrants (cost $4,070,180)                                                                  $  9,335,090
====================================================================================================================================
Total  investments (cost $269,821,810) - 103.9%                                                                       $286,986,538
                                                                                                                      ------------


CALL OPTIONS OUTSTANDING  - (0.3%)

                                                                                                 Exercise
     Shares                                                                                      Month/
     Subject                Liabilities for Call                                                 Exercise                 Market
     To Call                Options Outstanding                                                  Price                    Value
------------------------------------------------------------------------------------------------------------------------------------
     10,000                 American Home Products Corp.                                         Jan/90                   ($ 73,120)
      9,100                 Columbia/HCA Healthcare Corp.                                        Feb/50                     (21,321)
     13,900                 Fleet Financial Group, Inc.                                          Apr/40                     (36,488)
     15,000                 IMC Global, Inc.                                                     Apr/40                     (51,555)
     25,000                 Olsten Corp. (The)                                                   Feb/40                     (29,675)
     22,000                 Philip Morris Cos., Inc.                                             Mar/80                    (262,614)
     39,500                 RCSB Financial, Inc.                                                 Jan/25                      (8,611)
     40,000                 RCSB Financial, Inc.                                                 Jan/22.5                   (55,000)
     42,000                 RCSB Financial, Inc.                                                 Apr/25                     (49,854)
     20,000                 Travelers Group, Inc.                                                Mar/60                     (96,240)
------------------------------------------------------------------------------------------------------------------------------------
     Total call options outstanding  (premiums received $580,692)                                                         ($684,478)
                                                                                                                       ------------
Other assets and liabilities (net) - (3.6%)                                                                              (9,994,470)
                                                                                                                       ------------
Net assets at market - 100.0%                                                                                          $276,307,590
                                                                                                                       ============

(a)  Illiquid security.
(b)  Fair valued security.
(c)  Non-income producing security.
(d)  SEC Rule 144A restriction (See Note 3).
(e)  Restricted security (See Note 3).
(f)  Security held in connection with call option outstanding.
(g) Redeemable in cash at the lesser of a multiple of the issue price or an amount based on the price of the stated company's common stock at maturity.

                 See accompanying notes to financial statements.

================================================================================
Portfolio Abbreviations:

   ACES-a              Automatic Common Exchange Securities
   ACES-b              Automatically Convertible Equity Securities
   CHIPS               Common-linked Higher Income Participation Securities
   DECS                Debt Exchangeable for Common Stock
   ELKS                Equity-Linked Securities
   LYONS               Liquid Yield Option Notes
   MIPS                Monthly Income Preferred Securities
   PERCS               Preferred Equity Redemption Cumulative Stock
   PRIDES              Preferred Redeemable Increased Dividend Equity Securities
   STRYPES             Structured Yield Product Exchangeable for Stock
   YEELDS              Yield Enhanced Equity Linked Debt Securities

                             Asset Composition Table
                          December 31, 1995 (Unaudited)

                                                Percentage
             Rating                              of Bonds
             ----------                         ----------
             AAA                                   0.2%
             AA                                    6.7%
             A                                    14.3%
             BBB                                  12.0%
             BB                                   10.8%
             B                                    27.2%
             Below B                               2.8%
             Not rated                            26.0%
                                                 -----
             Total                               100.0%
                                                 =====

                            The Bond Fund For Growth
--------------------------------------------------------------------------------
                       Statement of Assets and Liabilities
                                December 31, 1995

Assets
     Investments at market (Cost $269,821,810)                           $286,986,538
     Cash and cash equivalents                                                 22,476
     Dividends and interest receivable                                      3,597,928
     Receivable for capital shares sold                                     4,686,950
     Receivable for investments sold                                        1,175,000
     Other assets                                                              43,518
                                                                        -------------
       Total assets                                                       296,512,410
                                                                        -------------
Liabilities
     Payable for investments purchased                                      8,658,887
     Payable for capital shares repurchased                                   475,798
     Demand note payable to Bank (Interest rate 6.5% at 12/31/95)           9,120,000
     Call options outstanding (Premiums received $580,692)                    684,478
     Accrued taxes                                                          1,094,278
     Other liabilities                                                        171,379
                                                                        -------------
       Total liabilities                                                   20,204,820
                                                                        -------------
Net Assets                                                               $276,307,590
                                                                        =============
=====================================================================================
Represented by
     Paid in capital                                                     $259,414,130
     Excess of distributions over net investment income                       (40,930)
     Accumulated net realized loss on investments and options                (126,552)
     Net unrealized appreciation of investments and options                17,060,942
                                                                        -------------
     Total - Representing net assets applicable to capital shares
       outstanding                                                       $276,307,590
                                                                        =============
=====================================================================================
Computation of net asset value and offering price
     Class A Shares:
      Net asset value and redemption price per share
        ($239,340,681 divided by 17,143,195 shares)                            $13.96
                                                                        =============
      Offering price per share  (100/96.75 of $13.96) *                        $14.43
                                                                        =============
     Class B Shares:
      Net asset value, redemption price and offering price per
        share ($34,465,026 divided by 2,464,766 shares) +                      $13.98
                                                                        =============
     Class Y Shares:
      Net asset value, redemption price and offering price per
        share ($2,501,883 divided by 179,155 shares)                           $13.96
                                                                        =============

* On single retail sales of less than $250,000. On sales of $250,000 or more and on group sales the offering price is reduced.

+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                 See accompanying notes to financial statements.

                            The Bond Fund For Growth
================================================================================

                            Statement of Operations
                          Year ended December 31, 1995

Inventment Income:
  Interest                                                         $ 10,382,346
  Dividends                                                           2,502,387
                                                                   ------------
  Total investment income                                            12,884,733
                                                                   ------------
Expenses:
  Distribution fees - Class A                                         1,324,659
  Distribution fees - Class B                                            92,392
  Distribution fees - Class Y                                             3,032
  Management fees                                                     1,030,091
  Shareholder servicing
    agent fees - Class A                                                230,475
  Shareholder servicing
    agent fees - Class B                                                 14,271
  Shareholder servicing
    agent fees - Class Y                                                    764
  Registration fees                                                      89,072
  Accounting and auditing                                                82,499
  Shareholder communications                                             51,538
  Custodian fees                                                         30,507
  Legal fees                                                             27,930
  Trustees' fees                                                         15,000
  Miscellaneous                                                          10,470
  Interest                                                               52,337
                                                                   ------------
    Total expenses                                                    3,055,037
    Expenses paid indirectly (Note 4)                                   (25,560)
                                                                   ------------
    Net expenses                                                      3,029,477
                                                                   ------------

Net investment income                                                 9,855,256
                                                                   ------------
Realized and unrealized gain
  (loss) on investments and options:
    Net realized gain on investments                                 10,092,619
    Net realized loss on options                                       (619,854)
                                                                   ------------
     Total net realized gain                                          9,472,765
                                                                   ------------
    Net increase in unrealized
      appreciation:
       Investments                                                   21,450,248
       Options                                                            8,410
                                                                   ------------
        Total increase in unrealized
          appreciation                                               21,458,658
                                                                   ------------
Net gain on investments
  and options                                                        30,931,423
                                                                   ------------
Net increase in net assets
  resulting from operations                                        $ 40,786,679
                                                                   ============


================================================================================

                       Statement of Changes in Net Assets

Year ended December 31,                             1995               1994
                                               -------------      -------------
Increase in net assets -
Operations:
  Net investment income ..................     $   9,855,256      $   5,552,021
  Net realized  gain from
    security transactions ................         9,472,765          2,246,856
  Increase (decrease) in
    unrealized appreciation ..............        21,458,658        (10,516,166)
                                               -------------      -------------
  Increase (decrease) in net
    assets resulting
    from operations ......................        40,786,679         (2,717,289)
                                               -------------      -------------
Distributions to shareholders
  from:
  Net investment income -
    Class A ..............................       (11,839,019)        (5,616,654)
  Net investment income -
    Class B ..............................          (728,015)              --
  Net investment income -
    Class Y ..............................           (92,063)              --
  Capital gains - Class A ................        (8,052,576)        (1,445,043)
  Capital gains - Class B ................        (1,126,719)              --
  Capital gains - Class Y ................           (80,834)              --
                                               -------------      -------------
    Total distributions
      to shareholders ....................       (21,919,226)        (7,061,697)
                                               -------------      -------------
Fund share transactions:
  Increase in net assets
    derived from Fund share
    transactions (Note 5) ................       130,749,104         67,095,060
                                               -------------      -------------
Increase in net assets ...................       149,616,557         57,316,074
Net assets:
Beginning of year ........................       126,691,033         69,374,959
                                               -------------      -------------
End of year (including excess of
  distributions over net investment
  income of $40,930 - 1995 and
  $24,929 - 1994) ........................     $ 276,307,590      $ 126,691,033
                                               =============      =============

                 See accompanying notes to financial statements.

The Bond Fund For Growth
Financial Highlights
(For a share outstanding throughout each period)

                                                                                       Class A
                                                    ------------------------------------------------------------------------------
                                                                                Year ended December 31,

                                                      1995              1994               1993           1992 (a)         1991 (b)
                                                    --------          --------           -------          -------           ------
Net asset value, beginning of year                    $12.20            $13.16            $11.43            $9.37            $7.88
                                                    --------          --------           -------          -------           ------
  Income from investment operations:
    Net investment income                               0.70              0.68              0.59             0.69             0.65
    Net realized and unrealized gain
      (loss) on investments                             2.42             (0.81)             1.79             2.15             1.53
                                                    --------          --------           -------          -------           ------
      Total from investment operations                  3.12             (0.13)             2.38             2.84             2.18
                                                    --------          --------           -------          -------           ------
  Less distributions to shareholders from:
    Net investment income                              (0.87)            (0.69)            (0.65)           (0.78)           (0.69)
    Capital gains                                      (0.49)            (0.14)               --               --               --
                                                    --------          --------           -------          -------           ------
      Total distributions                              (1.36)            (0.83)            (0.65)           (0.78)           (0.69)
                                                    --------          --------           -------          -------           ------
Net asset value, end of year                          $13.96            $12.20            $13.16           $11.43            $9.37
                                                    ========          ========           =======          =======           ======
Total return (excludes sales load)                     26.00%           (1.12%)            21.23%           31.19%           28.50%

Ratios/supplemental data:
  Net assets, end of year (000 omitted)             $239,341          $126,691           $69,375          $10,241           $6,403
  Ratio of total expenses
     to average net assets                              1.58%(c)          1.66%             1.78%            1.93%            2.01%
  Ratio of total expenses (excluding
    interest) to average net assets (d)                 1.56%(c)          1.65%             1.75%            1.91%            1.94%
  Ratio of net investment income to
    average net assets                                  5.12%             5.24%             4.70%            6.62%            7.60%
  Portfolio turnover rate                              57.51%            52.82%            88.66%           80.09%           48.55%
------------------------------------------------------------------------------------------------------------------------------------

(a) Net of fees and expenses waived or reimbursed by Fielding Management Company, Inc. which amounted to $0.01 per share. Without reimbursement, the ratios would have been 2.06%, 2.04% and 6.50%, respectively.

(b) Net of fees and expenses waived or reimbursed by Fielding Management Company, Inc. and Rochester Fund Services, Inc., which amounted to $0.07 per share. Without reimbursement, the ratios would have been 2.82%, 2.75% and 6.79%, respectively.

(c) Effective in 1995, the ratios do not include reductions from custodian fee offset arrangements. The 1995 ratio of total expenses and the ratio of total expenses (excluding interest) to average net assets are 1.57% and 1.54%, respectively, after including this reduction. See Note 4.

(d) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

Per share information has been determined on the basis of the weighted number of shares outstanding during the period.

The Bond Fund For Growth
Financial Highlights
(For a share outstanding throughout each period)

                                                                       Class B                          Class Y
                                                               -----------------------          -----------------------
                                                                    Period ended                     Period ended
                                                                December 31, 1995 (d)            December 31, 1995 (d)
                                                               -----------------------          -----------------------
Net asset value, beginning of period                                  $13.11                           $13.11
                                                               -----------------------          -----------------------
  Income from investment operations:
    Net investment income                                               0.45                             0.54
    Net realized and unrealized gain
      on investments                                                    1.51                             1.48
                                                               -----------------------          -----------------------
      Total from investment operations                                  1.96                             2.02
                                                               -----------------------          -----------------------
  Less distributions to shareholders from:
    Net investment income                                              (0.60)                           (0.68)
    Capital gains                                                      (0.49)                           (0.49)
                                                               -----------------------          -----------------------
      Total distributions                                              (1.09)                           (1.17)
                                                               -----------------------          -----------------------
Net asset value, end of period                                        $13.98                           $13.96
                                                               =======================          =======================

Total return (excludes sales load)                                    15.09%(d)                        15.42%(d)

Ratios/supplemental data:
  Net assets, end of period (000 omitted)                            $34,465                           $2,502
  Ratio of total expenses
     to average net assets                                             1.69%(a)(b)                      1.05%(a)(c)
  Ratio of total expenses (excluding
    interest) to average net assets (e)                                1.64%(a)(b)                      1.01%(a)(c)
  Ratio of net investment income to
    average net assets                                                 4.82%(a)                         5.63%(a)
  Portfolio turnover rate                                             57.51%                           57.51%
-----------------------------------------------------------------------------------------------------------------------

(a)  Annualized.

(b) Effective in 1995, the ratios do not include reductions from custodian fee offset arrangements. The 1995 ratio of total expenses and the ratio of total expenses (excluding interest) to average net assets are 1.68% and1.63%, respectively, after including this reduction. See Note 4.

(c) Effective in 1995, the ratios do not include reductions from custodian fee offset arrangements. The 1995 ratio of total expenses and the ratio of total expenses (excluding interest) to average net assets are 1.03% and1.00%, respectively, after including this reduction. See Note 4.

(d)  For the period from May 1, 1995 (inception of offering) to December 31,
     1995.

(e) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

Per share information has been determined on the basis of the weighted number of shares outstanding during the period.

The Bond Fund For Growth
Notes to Financial Statements
December 31, 1995


Note 1. Significant Accounting Policies:

The Bond Fund For Growth (the "Fund") is a series of Rochester Fund Series which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund seeks a high level of total return on its assets through a combination of current income and capital appreciation. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Class Y shares are sold only to qualified institutions and are not subject to any sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

Security valuation. Investments in securities traded on a national securities exchange are valued at the closing sales price on the last business day of the period; securities traded in the over-the-counter market, listed securities for which no sale was reported on that date and exchange traded convertible bonds where the last sales price is not considered to be representative of the most recent bid and ask prices are valued at the mean between the bid and ask prices. In some instances, securities which trade on an exchange or in the over-the-counter market, but trade more actively in a dealer market, are valued at the mean of the reported bid and ask price by a dealer. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

Security transactions and related investment income. Security transactions are recorded on the trade date. Cost is determined and realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. In computing net investment income, the Fund accretes original issue discount. Market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as income, rather than capital gain. Dividend income is recorded on the ex-dividend date.

Call options. Call options are written by the Fund only on securities owned by the Fund and all such options are listed on a national securities exchange. When the Fund sells an option, the premium received is recorded in the Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The Fund's use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amounts reflect the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in securities' values underlying these instruments. The Fund's activities in written options are conducted through regulated exchanges which do not result in counterparty credit risks.

Allocation of income, expenses and gains and losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Distributions to shareholders. Income distributions are declared and recorded separately for Class A, Class B and Class Y shares each day based on estimated net investment income. Such distributions are paid quarterly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of wash sales. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Federal income taxes. During any particular year, the Fund is required to distribute certain minimum amounts of net realized capital gains and net investment income in order to avoid a federal income or excise tax. It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to shareholders. As of December 31, 1995, the Fund has an accrued tax liability of $1,094,278 for net unrealized gains at the time of the acquisition of Rochester Tax Managed Fund, Inc. by the Fund (see Note 6).

Other. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Note 2. Management Fee and Other Transactions with Affiliated Parties:

Ronald H. Fielding, President and a trustee of the Fund, is also an officer, director, and controlling shareholder of Fielding Management Company, Inc. ("FMC"), the Fund's investment adviser, as well as an officer, director and controlling shareholder of Rochester Fund Distributors, Inc. ("RFD"), the Fund's principal underwriter, and an officer, director and controlling shareholder of Rochester Fund Services, Inc. ("RFS"), the Fund's shareholder servicing, accounting and pricing agent. See Note 7.

The management fee payable to FMC is based on an annual rate of .625% of average daily net assets up to $50 million, .50% of average daily net assets on the next $250 million, and .4375% of average daily net assets in excess of $300 million. During 1995, FMC received fees of $1,030,091 for management and investment advisory services.

The Fund has adopted a distribution plan with respect to its Class A shares (the "Class A Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, which permits the Fund to pay an asset based sales charge of up to .50% per annum of its relative net assets attributable to Class A Shares for certain sales related distribution expenses and a service fee of up to .25% per annum of relative net assets attributable to Class A shares for expenses incurred in connection with the maintenance of shareholder accounts. For the year ended December 31, 1995, the Fund paid distribution fees on the Class A Plan of $1,324,659 to RFD. From this amount, RFD made payments of $780,467 to broker dealers and financial institutions.

The Fund has adopted a separate distribution plan with respect to its Class B shares (the "Class B Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, which permits the Fund to pay an asset based sales charge of up to .75% per annum of its relative net assets attributable to Class B Shares for certain sales related distribution expenses and a service fee of up to .25% per annum of relative net assets attributable to Class B shares for expenses incurred in connection with the maintenance of shareholder accounts. For the year ended December 31, 1995, the Fund paid distribution fees on the Class B Plan of $92,392 to RFD.

The Fund has also adopted a distribution plan with respect to its Class Y shares (the "Class Y Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, which permits the Fund to pay a service fee of up to .25% per annum of relative net assets attributable to Class Y shares for expenses incurred in connection with the maintenance of shareholder accounts. For the year ended December 31, 1995, the Fund paid distribution fees on the Class Y Plan of $3,032 to RFD. From this amount, RFD made payments of $471 to broker dealers and financial institutions.

For the year ended December 31, 1995, RFD, acting as underwriter, received $228,970 as its portion of the sales charge from the sale of Class A shares of the Fund. Class B shares are sold without an initial sales charge; however, RFD pays a sales commission of 3% (including a prepaid service fee of .25%) to dealers who sell Class B shares. A contingent deferred sales charge is imposed on Class B share redemptions within six years of purchase. During 1995, RFD received contingent deferred sales charges of $5,001 from redemptions of Class B shares. Class Y shares are sold without an initial sales charge or a contingent deferred sales charge.

The shareholder servicing agent fee charged by RFS to the Fund is based on an annual maintenance fee of $24.12 for each Class A and Class Y shareholder account and $26.02 for each Class B shareholder account. For the year ended December 31, 1995, RFS received $230,475, $14,271 and $764 in shareholder servicing agent fees for Class A, Class B and Class Y shares, respectively. During 1995, the Fund was charged $62,450 by RFS for pricing and accounting services.


Note 3. Portfolio Information:

Purchases at cost and proceeds from sales of investment securities for the year ended December 31, 1995 were $258,429,455 and $136,312,744, respectively.

The Fund had transactions in call options as follows:

                                                     Number of
                                                     Contracts        Premiums
                                                     ---------      -----------
Options Outstanding at
  December 31, 1994                                        0        $         0
Options written                                        5,740          1,282,510
Options acquired as a result of the
  June 28, 1995 acquisition of
  Rochester Tax Managed Fund, Inc.                       655             92,417
Options expired, exercised and
  terminated in closing purchase
  transactions                                        (4,030)          (794,235)
                                                      ------        -----------
Options outstanding at
  December 31, 1995                                    2,365        $   580,692
                                                      ======        ===========

The Fund has no specific percentage limitation on restricted securities except to the extent of the security's liquidity. The Fund may not invest more than 15% of its net assets in illiquid securities. At December 31, 1995, the Fund held $20,372,186 in illiquid securities (constituting 7.4% of net assets). The Fund held $72,537,853 in restricted securities at December 31, 1995, comprising approximately 26.3% of net assets. The majority of these securities, although not registered under the Securities Act of 1933, as amended (the "Act"), may be resold to certain qualified institutional buyers in reliance upon Rule 144A under the Act and are considered to be liquid due to the active institutional market that exists for these securities.

                                                                 Date of                Purchase                 % of Net
         Description                                           Acquisition                Cost                    Assets
         -----------                                           -----------                ----                    ------
Alexander & Alexander Services, Inc., $3.625+                  3/94 & 1/95             $  638,750                  0.3%
Alfa, S.A. de C.V., 8.0%, 2000+                                9/95                     2,500,000                  0.9%
Bangkok Bank Public Co. Ltd., 3.25%, 2004+                     2/94                       500,000                  0.2%
Chiron Corp., 1.9%, 2000+                                      11/93 & 1/95             1,340,263                  0.6%
Danskin, Inc., 8.0%, 2002                                      8/95                     5,000,000                  2.5%
GE Capital Corp., Global Med-Term Notes, 2.5%, 1997+           1/94                       500,000                  0.2%
Grand Metropolitan PLC, 6.5%,2000+                             1/95 & 9/95              2,070,313                  0.8%
Hysan Development Co. Ltd., 6.75%, 2000+                       5/95                       500,000                  0.2%
IVAX Corp., 6.5%, 2001+                                        9/94                       465,000                  0.2%
Laidlaw Inc. (ADT Ltd.), 6.0%, 1999+                           12/93 - 4/94             2,347,500                  1.0%
Microtel Franchise & Dev. Corp., 8.0%, 2004                    1/94                     1,500,000                  1.1%
Microtel Franchise & Dev. Corp., 8.0%, 2005                    1/95                     1,500,000                  1.1%
Nippon Denro Ispat Ltd., 3.0%, 2001+                           3/94                       500,000                  0.1%
Owens-Corning Capital L.L.C. MIPS, $3.25+                      5/95 - 10/95             4,461,250                  1.8%
Physicians Clinical Laboratory, Inc., 7.5%, 2000+              2/94                       515,000                  0.0%
Pier 1 Imports, Inc. (General Host), 8.5%, 2000+               12/94                      470,000                  0.2%
Sandoz AG, 2.0%, 2002+                                         9/95                     1,623,400                  0.7%
Sepracor Inc., 7.0%, 2002+                                     11/95                    1,000,000                  0.4%
SoftKey International Inc., 5.5%, 2000+                        10/95 - 12/95            3,682,500                  1.1%
Spectrum Holobyte, Inc., 6.5%, 2002+                           9/95                     2,000,000                  0.5%
SubMicron Systems Corp., 9.0%, 1997                            12/95                      450,000                  0.2%
SubMicron Systems Corp., warrants, strike $14.00, 2000         12/95                            0                  0.0%
Telekom Malaysia Berhad, 4.0%, 2004+                           9/94                       500,000                  0.2%
Telxon Corp., 5.75%, 2003+                                     12/95                    6,000,000                  2.3%
TheraTx, Inc., 8.0%, 2002+                                     4/95                       571,875                  0.2%
Thermo Electron Corp., 4.25%, 2003+                            11/95                    7,000,000                  2.8%
Thermo Optek Corp., 5.0%, 2000+                                9/95 & 12/95             8,184,475                  3.1%
ThermoQuest Corp., 5.0%, 2000+                                 7/95 - 12/95             5,555,875                  2.0%
Travel Ports of America, Inc., 8.5%, 2005+                     2/95 & 8/95              1,750,625                  0.7%
Zenith Electronics Corp., 8.5%, 2000+                          9/95 - 11/95             2,562,500                  0.9%
                                                                                                                  ----
                                                                                                                  26.3%
                                                                                                                  ====

+SEC Rule 144A restriction.

Investments in non-U.S. issuers equals approximately 14.18% of net assets at December 31, 1995. All investments of foreign issuers are denominated in U.S. dollars.

Unrealized appreciation (depreciation) at December 31, 1995 based on cost of securities for federal income tax purposes of $269,966,460 was:

          Gross unrealized appreciation               $30,279,334
          Gross unrealized depreciation               (13,259,256)
                                                      -----------
          Net unrealized appreciation                 $17,020,078
                                                      ===========


Note 4. Bank Borrowings and Expense Offset Arrangements:

The Fund may borrow up to 5% of its total net assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with other funds managed by FMC, or an affiliate of FMC, in an unsecured line of credit with a bank which permits borrowings up to $70 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the New York Interbank Offer Rate (NIBOR) plus .75%. Borrowings are payable on demand.

The Fund had borrowings of $9,120,000 outstanding at December 31, 1995. For the year ended December 31, 1995, the average monthly loan balance was $768,898 at a weighted average interest rate of 7.115%. The maximum amount of borrowings outstanding at any month-end was $9,120,000.

The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest bearing custody account. For the year ended December 31, 1995, custodian fee offset arrangements reduced expenses by $25,560.


Note 5. Shares of Beneficial Interest:

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest of each class, par value $.01 per share. Transactions in Fund shares were as follows:

Class A:

Year ended December 31,                                               1995                                    1994
                                                                      ----                                    ----
                                                           Shares               Amount               Shares               Amount
                                                         ----------          ------------          ----------          ------------
Shares sold                                               7,217,942          $ 99,835,909           5,704,417          $ 74,824,458
Shares issued on reinvestment
 of distributions                                         1,158,342            16,067,613             415,454             5,248,037
Shares issued in connection
 with the acquisition of
 Rochester Tax Managed Fund, Inc.                           660,637             9,039,351
Shares repurchased                                       (2,278,192)          (31,392,544)         (1,008,951)          (12,977,435)
                                                         ----------          ------------          ----------          ------------
Net increase in
 shares outstanding                                       6,758,729          $ 93,550,329           5,110,920          $ 67,095,060
                                                         ==========          ============          ==========          ============

Class B:
                                               Period May 1 - December 31, 1995
                                               --------------------------------
                                                 Shares               Amount
                                               ----------          ------------
Shares sold                                     2,362,379          $ 33,327,370
Shares issued on reinvestment
 of distributions                                 114,523             1,597,930
Shares repurchased                                (12,136)             (175,070)
                                               ----------          ------------
Net increase
 in shares outstanding                          2,464,766          $ 34,750,230
                                               ==========          ============

Class Y:
                                                Period May 1 - December 31, 1995
                                                --------------------------------
                                                  Shares              Amount
                                                 --------           -----------
Shares sold                                       167,169           $ 2,280,841
Shares issued on reinvestment
 of distributions                                  12,344               172,794
Shares repurchased                                   (358)               (5,090)
                                                 --------           -----------
Net increase
 in shares outstanding                            179,155           $ 2,448,545
                                                 ========           ===========


Note 6.  Acquisition:

On June 28, 1995, the Fund acquired all of the assets and liabilities of Rochester Tax Managed Fund, Inc. (RTMF). The acquisition was accomplished by a tax-free exchange of 660,637 Class A shares of the Fund (valued at $9,039,351) for 760,094 shares of RTMF. The net assets of RTMF were valued at $9,039,351 and included unrealized appreciation of $4,275,694. Prior to the acquisition, RTMF did not distribute its net investment income or realized gains and was taxed as a C corporation. Accordingly, an accrued tax liability was assumed by the Fund on the date of the acquisition (see Note 1). During the second half of 1995, approximately $2,788,000 of accumulated earnings and profits resulting from the June 28, 1995 acquisition of RTMF was distributed to shareholders of the Fund. The aggregate net assets of the Fund after the acquisition were $189,184,982.


Note 7. Subsequent Event:

On January 4, 1996, FMC (the Fund's investment adviser), RFD (the Fund's principal underwriter) and RFS (the Fund's shareholder servicing, accounting and pricing agent) consummated a transaction with OppenheimerFunds, Inc. ("OFI"), which resulted in the sale to OFI of certain assets of FMC, RFD and RFS, including the transfer of the investment advisory agreement and other contracts with the Fund and the use of the name "The Rochester Funds". This transaction received approval by the Fund's shareholders on December 20, 1995.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of The Bond Fund For Growth

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Bond Fund For Growth (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP


Price Waterhouse LLP
Rochester, New York
January 30, 1996

FEDERAL TAX INFORMATION (Unaudited)

In early 1996, shareholders received information regarding all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The Fund paid four quarterly income dividends and one short-term capital gain in 1995. A long-term capital gain distribution of $0.147 per share was paid to shareholders of record on December 26, 1995, which was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated as a gain from the sale of capital assets held for more than one year (long-term capital gains). Income dividends, short-term capital gain distributions and long term capital gain distributions are subject to federal, state and local taxes.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

--------------------------------------------------------------------------------

SHAREHOLDER MEETINGS (Unaudited)

On December 20, 1995, a special meeting of shareholders was held at which the following were approved: (a) new Investment Advisory Agreement with OppenheimerFunds, Inc. (Proposal 1), (b) election of the six trustees named below (Proposal 2) , (c) new Amended and Restated Distribution and/or Service Plans and Agreements with OppenheimerFunds Distributor, Inc. (Proposal 3) (d) ratification of Price Waterhouse LLP as independent accountants of the Fund for fiscal year 1995 (Proposal 4) and (e) elimination of the fundamental investment policy which, as to 50% of the total assets of the Fund, limits the amount of voting securities of any issuer in which the Fund may invest to 10%(Proposal 5). The following is a report of the votes cast:

                                            Withheld/
Proposal                    For             Against          Abstain         Total
--------                    ---             -------          -------         -----
Proposal 1                  10,444,978      515,304          503,669         11,463,951

Proposal 2
  John Cannon               11,020,341      443,610                          11,463,951
Paul Clinton                11,024,859      439,092                          11,463,951
Thomas Courtney             11,027,253      436,698                          11,463,951
Lacy Herrmann               11,021,105      442,846                          11,463,951
George Loft                 11,012,532      451,419                          11,463,951
  Bridget Macaskill         11,016,948      447,003                          11,463,951

Proposal 3                  10,342,697      534,815          586,439         11,463,951

Proposal 4                  10,955,349      132,837          375,765         11,463,951

Proposal 5                   8,019,100      513,781          615,401         11,463,951*

*includes 2,315,669 broker non votes

--------------------------------------------------------------------------------
                            The Bond Fund For Growth
--------------------------------------------------------------------------------

--------------------------------------------------
Convertible Securities and Professional Management
--------------------------------------------------

     Convertible securities are bonds or preferred stocks that pay a fixed rate of interest or dividend. But, because convertible securities are corporate-issued bonds or preferred stock that may be exchanged for a set number of shares of common stock, the investor in convertible securities also gains the potential growth of a stock based investment.

     Thus, in addition to providing a pre-determined level of current income, convertible securities have an equity component, or conversion feature, that creates potential for capital appreciation. While common stocks may offer greater growth potential and other fixed income investments may produce more income, it is this dual nature of convertibles that may make them ideally suited to fulfill the objectives of many investors.

     Unfortunately for the individual investor, convertibles can be complicated. Since the return on convertible securities is driven by factors that influence both the bond and equity markets, evaluation can be complex. Owning one or a few individual issues subjects the investor to the volatility associated with a particular market sector, and many convertible issues may not be available through the more common investment markets.

     The Bond Fund For Growth, known prior to 1993 as the Rochester Convertible Fund, was established in recognition of these aspects of the convertible market. We believed that a mutual fund format was the most efficient way to manage these unique securities.

     Today, The Bond Fund For Growth provides investors with the benefits of a portfolio of issues, lower transaction costs, liquidity and professional management characteristic of mutual fund investing. In addition, the Fund has provided shareholders with the benefits of convertible securities in a convenient investment vehicle.

--------------------------------------
The Rochester Division Investment Team
--------------------------------------

     The analysis of convertible securities can be both technical in nature and time intensive. An assessment of the fixed income security must be combined with an evaluation of the equity characteristics to determine each issue's ultimate contribution to The Bond Fund For Growth. Under the direction of Mike Rosen, The Bond Fund For Growth is supported by the flexible, responsive Rochester Division investment team.



                                 [PHOTOGRAPH]
                Standing: Tony Tanner, Rich Stein, Dan Loughran.
                 Seated: Ron Fielding, Mike Rosen, Ted Everett.



     Michael S. Rosen, CFA; President: Rochester Division of OppenheimerFunds, Inc., has directed the long-term investment strategies and overall composition of the portfolio since the Fund's inception in 1986. Mike graduated from the University of Rochester, where he received his BA in Economics, and the William
E. Simon Graduate School of Business Administration, University of Rochester, where he received an MBA in both Finance and Marketing.

     The Rochester Division investment team also includes:

     Ronald H. Fielding, CFA; Chairman, Rochester Division of OppenheimerFunds, Inc.

     Edward N. Everett, Assistant Vice President and Assistant Portfolio Manager

     Anthony A. Tanner,CFA; Vice President

     Richard A. Stein,CFA; Vice President

     Daniel G. Loughran, Junior Research Analyst



                            THE BOND FUND FOR GROWTH

--------------------------------
The Benefit of A Broad Portfolio
--------------------------------


     Many financial consultants advise that one component of risk associated with a mutual fund investment can be assessed by reviewing the portfolio's concentration among industry sectors.

     The Bond Fund For Growth attempts to reduce volatility by intentionally including issues across a broad spectrum of industries.(1) By including convertible securities regardless of sector or capitalization level, the Fund's portfolio works in concert to reduce the impact of individual sector fluctuations caused by adverse market conditions.


                                   [ARTWORK]

--------------------------------------------------------------------------------

INDUSTRY CONCENTRATION
(as of December 31, 1995)(percent of Total Net Assets)

Aerospace/Defense                                                           0.3%
--------------------------------------------------------------------------------
Automobiles                                                                 0.1%
--------------------------------------------------------------------------------
Banks-Other Major                                                           2.3%
--------------------------------------------------------------------------------
Banks-Regional                                                              1.5%
--------------------------------------------------------------------------------
Biotechnology                                                               1.3%
--------------------------------------------------------------------------------
Broadcasting                                                                1.0%
--------------------------------------------------------------------------------
Building Materials                                                          4.6%
--------------------------------------------------------------------------------
Computer Hardware                                                           7.1%
--------------------------------------------------------------------------------
Computer Software                                                           3.5%
--------------------------------------------------------------------------------
Conglomerates                                                               1.6%
--------------------------------------------------------------------------------
Drugs                                                                       2.1%
--------------------------------------------------------------------------------
Electrical Equipment                                                        6.5%
--------------------------------------------------------------------------------
Electronics-Instruments                                                    11.7%
--------------------------------------------------------------------------------
Electronics-Semi-Conductors                                                 2.0%
--------------------------------------------------------------------------------
Entertainment                                                               2.5%
--------------------------------------------------------------------------------
Fertilizers                                                                 0.5%
--------------------------------------------------------------------------------
Finance Companies                                                           2.0%
--------------------------------------------------------------------------------
Foods                                                                       1.2%
--------------------------------------------------------------------------------
Home Builders                                                               2.4%
--------------------------------------------------------------------------------
Hospital Management                                                         2.1%
--------------------------------------------------------------------------------
Hospital-Supplies                                                           1.6%
--------------------------------------------------------------------------------
Insurance-Casualty                                                          3.4%
--------------------------------------------------------------------------------
Insurance-Life                                                              0.2%
--------------------------------------------------------------------------------
Insurance-Miscellaneous                                                     0.3%
--------------------------------------------------------------------------------
Insurance-Multiline                                                         2.0%
--------------------------------------------------------------------------------
Leisure Time                                                                4.3%
--------------------------------------------------------------------------------
Machinery-Industrial/Specialty                                              3.8%
--------------------------------------------------------------------------------
Merchandising-Drug                                                          0.6%
--------------------------------------------------------------------------------
Merchandising-Specialty                                                     2.7%
--------------------------------------------------------------------------------
Metals-Miscellaneous                                                        0.2%
--------------------------------------------------------------------------------
Metals-Steel                                                                0.5%
--------------------------------------------------------------------------------
Miscellaneous Consumer Staples                                              1.5%
--------------------------------------------------------------------------------
Miscellaneous Transportation                                                0.3%
--------------------------------------------------------------------------------
Miscellaneous-Financial                                                     1.0%
--------------------------------------------------------------------------------
Oil & Gas Products                                                          0.6%
--------------------------------------------------------------------------------
Oil-Integrated Domestic                                                     0.6%
--------------------------------------------------------------------------------
Paper & Forest Products                                                     3.6%
--------------------------------------------------------------------------------
Pollution Control                                                           1.7%
--------------------------------------------------------------------------------
Publishing & Printing                                                       2.0%
--------------------------------------------------------------------------------
Real Estate                                                                 2.4%
--------------------------------------------------------------------------------
Restaurants                                                                 1.4%
--------------------------------------------------------------------------------
Savings & Loan                                                              3.8%
--------------------------------------------------------------------------------
Telecommunications                                                          1.7%
--------------------------------------------------------------------------------
Textile-Apparel & Products                                                  2.4%
--------------------------------------------------------------------------------
Tobacco                                                                     3.0%
--------------------------------------------------------------------------------
Truckers                                                                    0.6%
--------------------------------------------------------------------------------
Utilities-Electric                                                          1.4%
--------------------------------------------------------------------------------

-------------------------------------------------
Risk-Adjusted Total Returns-Balance or Leverage?
-------------------------------------------------


     We all know that investing entails the careful balance of risk and reward. But is it possible that convertible securities provide a better balance than both the equity and bond markets?

     In a recent study conducted by Salomon Brothers, the risk-adjusted returns of the convertible market were compared to those of other noted indices. Using data gathered since the inception of the Salomon Brothers Convertible Securities Index in December of 1991, Salomon Brothers determined that the convertible market's 2.2% annual return per unit of risk, or Sharpe ratio, is 37.5%, 69.2% and 22.2% better than the Standard & Poor's 500 Index, the NASDAQ Composite and Salomon Brothers Broad Investment Grade (BIG) Index respectively.(2)

     Better risk-adjusted total returns are a key to understanding the potential of convertible securities and an investment in The Bond Fund For Growth.

1. The Bond Fund For Growth's portfolio is subject to change.

2. Source: Salomon Brothers Convertible Securities Monthly, October 1995. The Salomon Brothers Convertible Securities Index is an unmanaged, market-capitalization weighted index of all convertible securities greater than $50 million priced at market value. The Standard & Poor's 500 Composite Index and the NASDAQ Composite Index are unmanaged indices widely regarded as indicators of domestic stock market performance, which includes reinvestment of dividends.The Salomon Brothers Broad Investment Grade Index is also unmanaged, and is designed to cover the investment-grade universe of bonds issued in the United States, including U.S. Treasury, Government-sponsored, mortgage and corporate securities. The data was compiled for the 12/91 to 8/95 period. Used by permission. All rights reserved. These indices cannot be purchased directly.

                            THE BOND FUND FOR GROWTH

                                   [ARTWORK]



---------------------------------------
Performance Potential in Varied Markets
---------------------------------------

     The growth potential of convertible securities is derived from their ability, at the holder's option, to be converted into a specified number of shares of the issuing company's common stock. Holding interest rates constant, convertibles typically move in the same direction as the underlying common stock.

     Fortunately, the significant advantage of convertibles is that they do not, in general, exhibit the extreme fluctuations that can be typical of the equity markets.

     In rising equity markets, the conversion feature often provides an advantage over other fixed income investments. Because the convertible security is exchangeable for the company's common stock, its value tends to increase as the value of the underlying common stock rises.

     In falling equity markets, the value of a convertible may also fall, but typically less because of its value as a straight bond. Should the conversion feature prove to be totally worthless, the convertible still has value as a fixed income security. As with any bond, it will eventually mature at par.

     As a result, convertibles generally fare well within theoretically defined parameters during all types of markets. More importantly, they will characteristically pay a higher level of current income than would be available from the common stock(1): providing income, and the potential for growth, to investors.

1. The substance of this claim was recently supported by Smith Barney in its December 1995 publication Convertible Monthly, where it reports, for December 29, 1995, an average yield on 295 domestic convertible bonds (the domestic bond portion of its convertible bond index) as 6.32% and an average dividend yield on the underlying common stock as 1.46%.




                            THE BOND FUND FOR GROWTH

--------------------------------------------------------------------------------
                    Welcome to the OppenheimerFunds Family
--------------------------------------------------------------------------------


[PHOTOGRAPH]


Bridget A. Macaskill, President
and CEO, OppenheimerFunds, Inc.


[PHOTOGRAPH]


Ronald H. Fielding
Chairman, Rochester Division


[PHOTOGRAPH]


Michael S. Rosen
President, Rochester Division



     With the recent vote by shareholders to appoint OppenheimerFunds, Inc. as the investment adviser to The Bond Fund For Growth, we are glad to welcome you to the OppenheimerFunds family.

     Let us first assure you that it is our full intention to maintain The Rochester Funds' reputation as an innovative force in the management of mutual funds. We see The Bond Fund For Growth, with its concentration in the under-acknowledged asset class of convertible securities, as an important consideration for investors seeking favorable risk-adjusted total returns. We are pleased to say that the Fund continues to be managed by the same portfolio management team and in the same investment style.

     At OppenheimerFunds, our goal is to provide superior investment products and services to help investors meet their long-term financial goals. With the completion of The Rochester Funds acquisition, we currently manage (with a subsidiary) more than $40 billion in assets, including more than 40 mutual funds. Now, as an Oppenheimer fund shareholder, we invite you to explore this broad spectrum of investments designed to increase the flexibility and diversification of your investment portfolio.

     Again, all of us at OppenheimerFunds look forward to serving you and to helping you meet your investment objectives in the years to come.

-------------------------
OppenheimerFunds Services
-------------------------

     On or about March 11th, shareholders of The Bond Fund For Growth will be afforded the opportunity to take advantage of the special privileges that traditional Oppenheimer fund investors have known for years.

     These services, designed to keep you in-the-know and on-the-go, are your access to current account information, informative news, automatic investment plans and more.

     o Account transactions and transfers are just a toll-free telephone call away at 1-800-852-8457 during normal business hours. Plus, enroll in AccountLink and use our telephone transaction feature to make investments directly from a bank checking or savings account.

     o Automated information on your account or any of the Oppenheimer funds is available 24 hours a day, 7 days a week with OppenheimerFunds PhoneLink at 1-800-533-3310.

     o Insightful information on the economy and issues that affect your investments is available 24 hours a day on the OppenheimerFunds Information Hotline - 1-800-835-3104.

Call our Toll-Free Customer Service today at 1-800-525-7048 for more information
on  how  to  take  advantage  of  your  new  financial   relationship  with  the
OppenheimerFunds family.



                                   [ARTWORK]


--------------------------------------------------------------------------------
PLEASE NOTE: These services will be made available to The Bond Fund For Growth shareholders beginning on or about March 11th.
--------------------------------------------------------------------------------

                            THE BOND FUND FOR GROWTH

[LOGO] THE
       BOND FUND
       FOR GROWTH


OppenheimerFunds, Inc.
Rochester Division
350 Linden Oaks
Rochester, New York 14625-2807
716-383-1300

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, NY 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, NY 10048-0203

Independent Accountants
Price Waterhouse LLP
Rochester, New York

Transfer and Shareholder
Services Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, CO 80217-5270
800-552-1129

This Annual Report is for the information of shareholders of The Bond Fund For Growth. It must be preceded or accompanied by a current prospectus for the Fund. For material information concerning the Fund, please see the prospectus. Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount involved.

For free copies of a prospectus, please contact OppenheimerFunds Distributor, Inc. at the address listed. The prospectus contains more complete information about the Fund, including charges and expenses. Please read the prospectus carefully before investing or sending money.


RA0345.001.0196  February 29, 1996

================================================================================


[LOGO] OppenheimerFunds(R)                                    ==============
                                                                 Bulk Rate
OppenheimerFunds Distributor, Inc.                              US Postage
Rochester Division                                                 PAID
350 Linden Oaks                                                Rochester, NY
Rochester, NY 14625-2807                                      Permit No. 491
                                                              ==============